UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2020

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 951-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 17, 2020, Alan Johnson, Chief Executive Officer of Potbelly Corporation (the “Company”), will temporarily assume the responsibilities of principal financial officer until such time as the Company appoints an interim or permanent Chief Financial Officer. Mr. Johnson’s biographical data is incorporated herein by reference as set forth in the Company’s proxy statement filed on April 2, 2019.

In addition, effective January 17, 2020, William Atkins, 36, the Company’s Vice President, Controller, will temporarily assume the responsibilities of principal accounting officer of the Company until such time as the Company appoints an interim or permanent Chief Financial Officer. Mr. Atkins has served as our Vice President, Controller since he joined the Company in July 2019. Prior to joining the Company, Mr. Atkins was at InnerWorkings, Inc., a global marketing execution firm, from October 2011 to June 2019 and last served as its Global Controller. Prior to that, Mr. Atkins was a manager at PricewaterhouseCoopers LLP from August 2006 to October 2011. Mr. Atkins is a Certified Public Accountant and holds a Bachelor of Science in Business Administration and a Master of Accountancy from the Haslam College of Business at the University of Tennessee.

There are no family relationships between Mr. Johnson or Mr. Atkins and any director or executive officer of the Company and neither Mr. Johnson nor Mr. Atkins has any direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2020	Potbelly Corporation

	By:	/s/ Matthew Revord
	Name:	Matthew Revord
	Title:	Senior Vice President and Chief Legal Officer